NAVISTAR

For more than 175 years
we've been helping people from every corner of the world
move the goods that move the welfare of entire nations.

NAVISTAR

NYSE: NAV 1 Exhibit 99.1 Guidance Update April 8, 2010

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Safe Harbor Statement
Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item
1A, Risk Factors,
included within our Form 10-K for the year ended October 31, 2009, which was filed on
December 21, 2009.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.
Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-
looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

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Other Cautionary Notes
• The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
• Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs).
It also excludes financial services and other expenses that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

NAVISTAR®
GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

- Goal of:
  - $15 billion in revenue
  - $1.6 billion in segment profit at peak of cycle
  - Profitable at all points in the cycle

- Revised goal of:
  - ✓$20 billion in revenue
  - ✓$1.8 billion in segment profit at average of cycle
  - ✓Proven

NAVISTAR

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•
Focus is on reducing impact of cyclicality
– Non-traditional/expansion markets
– Grow parts
•
Improve cost structure while developing synergistic
niche businesses with richer margins
•
Improve conversion rate of operating income into
net income
•
Controlling our Destiny
Strategy: Leveraging What We Have and
What Others Have Built

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5 Insert PowerPoint
Presentation Name Here
Earnings Per Share vs. Industry Volume
2010 Guidance Range – Revised April 2010
Reg G reconciliation can be found on slide 12
$(10.00)
$(5.00)
$-
$5.00
$10.00
$15.00
$20.00
150 200 250 300 350 400 450 500
Traditional Industry Volume (Thousands of Units)
Revised
2010
Guidance
Midpoint
Original $1.6B  Segment
Profit Goal @ 415k units
$1.8B  Segment Profit
Goal @ 350k units*
Original
2010
Guidance
Midpoint
Traditional Industry Volume (Thousands of Units)
Notes:
*  Assumes attainment of mature global growth by end of calendar year 2013

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Navistar Defense 2010 Sales Mix
Goal:  $2 Billion Sustainable
FY 2010
U.S. and FMS
Vehicles
Direct
Foreign
Vehicles
Services
Parts
FY 2009
Prior outlook provided on January 19th Revised outlook
Parts
Capability
Insertion
Vehicles
U.S. and FMS
Vehicles
Direct Foreign
Vehicles
Services
Parts
U.S. and FMS
Vehicles
Direct Foreign
Vehicles
Services
Capability
Insertion
Parts
Parts
Capability
Insertion
Vehicles
Firm Orders Opportunity
~$1B revenue ~$1.0-$1.2B revenue
~$2.0-$2.2B revenue
Firm Orders Opportunity
~$2B revenue ~$0.6-$0.8B revenue
~$2.6-$2.8B revenue ~$3B revenue

NAVISTAR®

GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

NAVISTAR

7
2010 Guidance
We continue to invest today, to ensure the future
4/8/2010 guidance includes ~ $50M of Mahindra/NC

and other JV start up expenses
1/19/2010
Guidance
4/8/2010
Guidance
U.S. and Canada Industry 195,000 – 215,000 195,000 – 215,000
($Billions)
Sales and revenues, net $12.6 – $13.1 $13.2 – $13.7
($Millions)
Manufacturing segment profit* 700 – 750 800 – 850
Below the line items (553) – (547) (582) – (586)
Income excluding income tax 147 – 203 218 – 264
Income tax expense (20) – (40) (20) – (30)
Net income attributable to Navistar International Corp. (NIC) $127 – $163 $198 – $234
Diluted earnings per share ($'s) attributable to NIC
$1.75 – $2.25 $2.75 – $3.25
Weighted average shares outstanding: diluted (millions)
~ 72.5 ~ 72.5
* Includes: non-controlling interest in net income of subsidiaries
NYSE: NAV

Manufacturing Segment Profit is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.

Previous Guidance – $1.75 to $2.25 EPS

		2010 vs. 2009	Q2 vs. Q1	Notes
Revenue	Truck industry	Flat/slightly up	Same	2nd half stronger than 1st half
	Military	• Original $2.0B – $2.2B • Revised $2.6B – $2.8B	Higher Truck, lower Parts, overall same	Revenue is 2nd half concentrated (both Truck and Parts)
Segment Margins	Truck segment	Improved margins related to 2010 emissions strategy	Carryover from 2009	Margin improvements due to cost reductions and emission pricing
	Engine segment	• Ford ceased 12/31/09 • Improved South America economy	• Lower Ford volume • Minimal Q2 N.A. production	• Transition from Ford • Improved South America • Improved 2nd half volume and margins
	Parts	• Improved margins on core business • ~$500 million military parts revenue	• Lower military parts revenue due to timing of contracts	• Improved margins on core business • ~$500 million military parts revenue
	2010 Transition	Low volume/product changeover	Transition cost	Q2/Q3 product changeover
Below the line	Below the line	• Higher manufacturing interest expense • Flat to improving OPEB and Pension	• Yearly increased annual incentive pay and profit sharing created by higher segment profit	• Taking actions OPEB • Increased annual incentive pay and profit sharing created by higher segment profit

Revised Guidance – $2.75 - $3.25

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Health Care Reform
•
Medicare Part D–Loss of Tax
Deduction:
No P&L impact to Navistar due to
deferred tax valuation allowance
•
Medicare Advantage
Reimbursement for Medicare
Advantage is expected to go down
Exact impact of change is still TBD
•
Other impacts of new legislation
Excise tax on health care
Additional dependent coverage
•
Government support TBD
•
Medicare Part D
Navistar changed the OPEB
administration requiring enrollment
into Part D
•
Review coverage for active and
inactive employees
Restructure benefits
Legislation Actions

NYSE: NAV 10 10 Appendix

NYSE: NAV

2010 Guidance
Guidance
Truck Industry Units
195,000
to 215,000
Revenue ($ Billions)
13.2 to 13.7
($ Millions (excluding EPS))
Mfg. Segment Profit
800
to 850
Below the line items (582) to (586)
Profit Excluding Tax
218 to 264
Net Income attributable to NIC

to 234
Tax Rate
9%
to 11%
Diluted EPS attributable to NIC
$2.75
to $3.25
# of shares
~72.5M

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SEC Regulation G –
Fiscal Year Comparison
U.S. and Canada Industry 414,500 350,000
($billions)
Sales and revenues, net $ 15 + $ 20 +
($millions)
Manufacturing segment profit* $ 1,600
Below the line items
Income excluding income tax
Income tax expense (298)
Net Income attributable to Navistar International Corporation (NIC)
Diluted earnings per share ($'s) attributable to NIC $12.31
Weighted average shares outstanding: diluted (millions)
*Includes: non-controlling interest in net income of subsidiaries
Original Target
@
414.5k Industry
Revised Target
@
350k Industry
$ 1,780
(590)
~ 72.5
$892
~ 72.5
(500)
1,100
(275)
$825
$11.46
1,190
Manufacturing Segment Profit is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.